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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC   20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  December 17, 1996
                                                         -----------------
                                   VANS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Delaware
                 --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-19402                               33-0272893
       -----------------------       -----------------------------------
       (Commission File Number)      (I.R.S. Employer Identification No.)

              2095 Batavia Street, Orange, California       92865
            -------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

                                (714) 974-7414
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER MATTERS

         On December 17, 1996, the Board of Directors of the Registrant authorized the Registrant to enter into Amendment No. 1 (the "Amendment") to the Rights Agreement, dated as of February 22, 1994, between the Registrant and the Rights Agent thereunder (the "Rights Agreement").

         The Amendment extends the Rights Agreement until February 22, 2007 and establishes the purchase price of each Right issuable thereunder at $65.00, as of the effective date of the Amendment.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, which is attached hereto as
Exhibit 4.2 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 4.1 Rights Agreement, dated as of February 22, 1994, by and between the Registrant and Chemical Trust Company of California (predecessor to ChaseMellon Shareholder Services), filed as Exhibit 2 to the Registrant's Form 8-A Registration Statement filed with the Securities Exchange Commission on February 25, 1994, and incorporated herein by this reference.

                 4.2 Amendment No. 1 to Rights Agreement, dated as of December 18, 1996, by and between the Registrant and ChaseMellon Shareholder Services.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VANS, INC.
                                        -------------
                                        (Registrant)


Date:   December 20, 1996               By:  /s/ Craig E. Gosselin
                                           ---------------------------
                                             Craig E. Gosselin
                                             Vice President and
                                             General Counsel





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                                 EXHIBIT INDEX


                         DOCUMENT                                                       PAGE NO.
                         --------                                                       ---------
S>
1.      Rights Agreement, dated as of February 22, 1994, by and between the
        Registrant and Chemical Trust Company of California (predecessor to
        ChaseMellon Shareholder Services), filed as Exhibit 2 to the
        Registrant's Form 8-A Registration Statement filed with the Securities
        Exchange Commission on February 25, 1994, and incorporated herein by this reference.

2. Amendment No. 1 to Rights Agreement, dated as of December 18, 1996, by and between the Registrant and ChaseMellon Shareholder Services.




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